Investor Presentation JLL to Acquire Integral UK June 2016 JLL: 60,000+ employees, 280 offices, 80 countries, 1 global brand

Strong double-digit historical growth 2 1,500 mobile technicians 17 UK locations 3,700 employees $545M 2015 revenue Integral UK One of the largest national mobile maintenance providers with over 150 years of experience in delivering complex mechanical and electrical engineering solutions in the United Kingdom Specialists in planned and responsive maintenance with all services based on a self-delivery model Provide both planned preventative and reactive maintenance to over 1,600 clients in 60,000 locations Reputation of engineering excellence and a strong partnership culture providing efficient, cost-effective, and sustainable solutions Long-term relationship with JLL servicing shared clients Company Overview

Strategic priority - enhancing our platform 3 Integral UK elevates our full-service Integrated Facilities Management capabilities in EMEA Enhances ability to direct-deliver complex technical engineering services in EMEA Adds strong capabilities in Mobile Engineering, including managing critical environment facilities Increases client options to enable cost effective portfolio management Creates strong on-site platform synergy with service coverage throughout the UK Health & safety and compliance excellence Expanded service offering Strategic value today Integral UK is a market leader in the world’s 2nd largest Integrated Facilities Management market Provides added scale and footprint to position JLL as a leader in the UK real estate outsourcing market Positions JLL to be the leading mobile engineering services provider for real estate Counter-cyclical service offering with recurring revenue stream Exceptional growth evidenced by revenue and EBITDA CAGR

4 Commitment to technology driven growth and productivity Highly favorable positioning in desirable sectors Strengthens capability to service existing client base Opportunity to cross sell integrated accounts providing IFM, Leasing, Project & Development Services Strategic priority – positioning for future growth “Having worked together extensively over many years, we know that Integral will be a strategic fit to our growing Integrated Facilities Management platform and a synergistic match to JLL’s commitment to client service and innovation. Integral’s 3,700-strong team and reach throughout the UK will substantially strengthen and expand the outsourcing offer we can provide to corporate clients and to investor clients of our Property & Asset Management business.” - Christian Ulbrich, President, JLL

Transaction details 5 Valuation Overview • Consideration payable at closing of $276M • Performance-based earn-out structure tied to margin growth • Total expected purchase price ~$330M • EBITDA multiple consistent with comparable IFM transactions Financial Contributions • Expected to be EPS accretive in calendar year 2017 • Planned high revenue growth; margins consistent with existing IFM businesses Funding and Leverage • Will be funded with JLL’s existing revolving credit facility • Transaction does not changes JLL’s long term strategic leverage profile of less than 2x Cultural Fit • Commitment to the highest work standards and developing trusted long-term relationships • Strong existing relationship with shared clients • Common culture of ethics and client service • Team-based approach and operational excellence

Cautionary note regarding forward-looking statements Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements, plans and objectives of JLL to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to JLL’s business in general, please refer to those factors discussed under “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2015, in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and in other reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events. © 2016 Jones Lang LaSalle IP, Inc. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior written permission of Jones Lang LaSalle IP, Inc.